TCW Funds, Inc.

TCW Global Moderate Allocation Fund - Class I and Class N

Supplement dated December 18, 2012 to the

Summary Prospectus dated February 28, 2012

Effective the close of business on February 8, 2013, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other funds of TCW Funds, Inc. The Fund will be liquidated on or about February 15, 2013, although this date may be changed without notice.

Investors Should Retain This Supplement For Future Reference